UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ZENTRIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	N/A
(State or other jurisdiction of Incorporation or organization)	(IRS Employer ID Number)

Unit C2, 802 Southdown Road, Mississauga, Ontario, Canada	L5J 2Y4
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-157621 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value $.001 Per Share
(Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

The description of the Common Stock, $.001 par value per share, of Zentric, Inc. (the “Registrant”) contained in the Registrant’s Form S-1 filed on March 2, 2009 with the United States Securities and Exchange Commission (File No. 333-15762 is incorporated by reference).

ITEM 2.  EXHIBITS

Exhibit Number	Description

3.1	Articles of Incorporation(1)

3.2	By-Laws(1)

3.4	Articles of Amendment to Articles of Incorporation(2)
____________
(1) Incorporated herein by reference to the exhibits of the same number in the Registrant’s Registration Statement on Form S-1 filed on March 2, 2009.
(2) Incorporated herein by reference to Exhibit 3.1 in the Registrant’s Form 8-K  filed on January 15, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zentric, Inc.

February 5, 2013	/s/ William Tien
William Tien - President

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